Exhibit 99.2
SCHERING-PLOUGH CORPORATION
STATEMENTS OF CONSOLIDATED OPERATIONS
(U.S. GAAP and As Reconciled)
(Amounts in Millions, except per share figures)
(Unaudited)

	2009	2008	2009	2008
	1st Qtr	1st Qtr	1st Qtr	1st Qtr	1st Qtr vs.
	U.S.	U.S.	* As	* As	1st Qtr
	GAAP	GAAP	Reconciled	Reconciled	As
	$	$	$	$	Reconciled

Net sales	4,393	4,657	4,393	4,657	(6%)
Cost of sales	1,399	2,137	1,272	1,449	(12%)

Gross profit	2,994	2,520	3,121	3,208	(3%)
Selling, general and administrative	1,493	1,676	1,491	1,675	(11%)
Research and development	804	880	800	878	(9%)
Other expense/(income), net	88	95	88	112	(21%)
Special, merger and acquisition-related charges	75	23	—	—	—
Equity income	(400)	(517)	(400)	(517)	(23%)

Income before income taxes	934	363	1,142	1,060	8%
Income tax expense	129	49	168	160	5%

Net income	805	314	974	900	8%

Preferred stock dividends	38	38	38	38	—
Net income available to common shareholders	767	276	936	862	9%

Diluted earnings per common share	0.46	0.17	0.56	0.53	6%

Avg. shares outstanding — common and participating — diluted	1,739	1,637	1,739	1,637

Ratios to net sales
Net sales	100.0%	100.0%	100.0%	100.0%
Cost of sales	31.8%	45.9%	29.0%	31.1%
Gross margin	68.2%	54.1%	71.0%	68.9%
Selling, general and administrative	34.0%	36.0%	33.9%	36.0%
Research and development	18.3%	18.9%	18.2%	18.9%
Income before income taxes	21.3%	7.8%	26.0%	22.8%
Net income	18.3%	6.7%	22.2%	19.3%

*	“As Reconciled” to exclude purchase accounting adjustments, special, merger and acquisition-related items and other specified items. See Non-GAAP Reconciliation tables posted on the Schering-Plough website at www.Schering-Plough.com under “Investor Relations/Financial Highlights.”
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
STATEMENTS OF CONSOLIDATED OPERATIONS
(U.S. GAAP)
(Amounts in Millions, except per share figures)
(Unaudited)

	2009					2008
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	1st Qtr
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$		$1st Qtr

Net sales	4,393					4,657	4,921	4,576	4,348	18,502	(6%)

Cost of sales 1/	1,399					2,137	1,908	1,737	1,525	7,307	(35%)

Gross profit	2,994					2,520	3,013	2,839	2,823	11,195	19%

Selling, general and administrative	1,493					1,676	1,870	1,660	1,615	6,823	(11%)
Research and development	804					880	906	893	850	3,529	(9%)
Other expense/(income), net	88					95	134	(39)	146	335	(7%)
Special, merger and acquisition-related charges 2/	75					23	94	101	111	329	N/M
Equity income 3/	(400)					(517)	(493)	(434)	(426)	(1,870)	(23%)

Income before income taxes	934					363	502	658	527	2,049	N/M

Income tax expense	129					49	40	44	13	146	N/M

Net income	805					314	462	614	514	1,903	N/M

Preferred stock dividends	38					38	38	38	38	150	—

Net income available to common shareholders	767					276	424	576	476	1,753	N/M

Diluted earnings per common share	0.46					0.17	0.26	0.35	0.29	1.07	N/M

Avg. shares outstanding — common and participating — diluted 4/	1,739					1,637	1,632	1,636	1,634	1,635
Actual common shares outstanding	1,628					1,621	1,624	1,626	1,626	1,626

Ratios to net sales

Net sales	100.0%					100.0%	100.0%	100.0%	100.0%	100.0%

Cost of sales	31.8%					45.9%	38.8%	38.0%	35.1%	39.5%

Gross margin	68.2%					54.1%	61.2%	62.0%	64.9%	60.5%

Selling, general and administrative	34.0%					36.0%	38.0%	36.3%	37.1%	36.9%

Research and development	18.3%					18.9%	18.4%	19.5%	19.5%	19.1%

Income before income taxes	21.3%					7.8%	10.2%	14.4%	12.1%	11.1%

Net income	18.3%					6.7%	9.4%	13.4%	11.8%	10.3%

Note:	The Company incurs substantial costs, such as selling, general and administrative costs, that are not reflected in “Equity income” and are borne by the overall cost structure of Schering-Plough.

1/	Cost of sales for the three months ended March 31, 2009 include purchase accounting adjustments of $125 million and accelerated depreciation of $2 million. For the three months ended March 31, 2008, cost of sales includes purchase accounting adjustments of $688 million.

2/	Special, merger and acquisition-related charges relate to the Productivity Transformation Program (PTP) and costs incurred related to the proposed merger with Merck. For the three months ended March 31, 2009 and 2008 these charges were $75 million ($56 million for severance costs and $19 million for merger costs) and $23 million ($8 million for severance costs and $15 million for integration-related costs), respectively.

3/	Included in Equity income for the second, third and fourth quarter of 2008 were $64 million, $19 million and $22 million, respectively, of income related to the termination of a respiratory joint venture with Merck.

4/	For the three months ended March 31, 2009, the increase in average shares outstanding is due to the preferred shares being dilutive under accounting rules. For the three months ended March 31, 2008, the preferred shares were anti-dilutive.

N/M — Not a meaningful percentage

All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
ANALYSIS OF NET SALES AND ADJUSTED NET SALES
(Dollars in Millions)

	2009					2008
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	1st Qtr
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$		$1st Qtr

Cholesterol Joint Venture:	931					1,216	1,133	1,089	1,062	4,499	(23%)
U.S.	596					851	710	688	695	2,943	(30%)
International	335					365	423	401	367	1,556	(8%)

50% of Cholesterol Joint Venture:	466					607	566	545	531	2,250	(23%)

Prescription Pharmaceuticals :	3,379					3,557	3,702	3,539	3,455	14,253	(5%)
U.S.	951					975	926	932	981	3,812	(2%)
International	2,428					2,582	2,776	2,607	2,474	10,441	(6%)

Animal Health :	630					723	818	759	674	2,973	(13%)
U.S.	146					131	138	160	135	564	11%
International	484					592	680	599	539	2,409	(18%)

Consumer Health Care	384					377	401	278	219	1,276	2%

Consolidated GAAP Net Sales:	4,393					4,657	4,921	4,576	4,348	18,502	(6%)

U.S.	1,450					1,453	1,434	1,350	1,320	5,556	—
International	2,943					3,204	3,487	3,226	3,028	12,946	(8%)

Adjusted Net Sales:	4,859					5,264	5,487	5,121	4,879	20,752	(8%)

     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
CHOLESTEROL FRANCHISE NET SALES
(Dollars in Millions)

	2009					2008
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	1st Qtr
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$		$1st Qtr

Global Zetia (1):	509					588	578	558	556	2,279	(13%)

U.S.	310					395	349	333	338	1,415	(22%)
International	199					193	229	225	218	864	4%

Global Vytorin (1):	464					647	586	570	548	2,352	(28%)

U.S.	286					456	361	355	357	1,528	(37%)
International	178					191	225	215	191	824	(7%)

Global Cholesterol (1):	973					1,235	1,164	1,128	1,104	4,631	(21%)

U.S.	596					851	710	688	695	2,943	(30%)
International	377					384	454	440	409	1,688	(2%)

(1)	Substantially all sales of cholesterol products are not included in Schering-Plough’s Net sales. Global franchise sales include sales under the Merck/Schering-Plough joint venture, plus any sales that are not part of the joint venture, such as Schering-Plough sales of cholesterol products in Japan and Latin America. In Japan, Schering-Plough co-markets ZETIA with Bayer HealthCare. ZETIA was launched in Japan in June 2007. For the three months ended March 31, 2009 and 2008 sales in non-joint venture territories of the cholesterol franchise totaled $42 million ($30 million in Japan) and $19 million ($6 million in Japan), respectively.
The results of the operation of the joint venture are reflected in Equity income. As a result, Schering-Plough’s Gross margin and ratios of Selling, general and administrative expenses and R&D expenses as a percentage of sales do not reflect the benefit of the impact of the cholesterol joint venture’s operating results.
Schering-Plough utilizes the equity method of accounting in recording its share of activity from the Merck/Schering-Plough cholesterol joint venture. Schering-Plough’s Net sales do not include the sales of the joint venture. The cholesterol joint venture agreements provide for the sharing of operating income generated by the joint venture based upon percentages that vary by product, sales level and country. Equity income also includes milestone and other payments. Either company’s share of the joint venture’s income from operations is subject to a reduction if that company fails to perform a specified minimum number of physician details in a particular country. The companies agree annually to the minimum number of physician details by country.
In the U.S. market, Schering-Plough receives a greater share of profits on the first $300 million of annual ZETIA sales. As such, Schering-Plough’s share of operating income from the joint venture in the first fiscal quarter is generally higher than subsequent quarters.
     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
PRESCRIPTION PHARMACEUTICALS SALES KEY - PRODUCT NET SALES
(Dollars in Millions)

	Global			U.S.			International
	2009	2008		2009	2008		2009	2008
	1st	1st	1st Qtr	1st	1st	1st Qtr	1st	1st	1st Qtr
	Qtr.	Qtr.	vs	Qtr.	Qtr.	vs	Qtr.	Qtr.	vs
	$		$1st Qtr	$		$1st Qtr	$		$1st Qtr

Prescription Pharmaceuticals :	3,379	3,557	(5%)	951	975	(2%)	2,428	2,582	(6%)

Remicade	518	507	2%	—	—	—	518	507	2%
Nasonex	306	307	—	158	172	(8%)	148	135	10%
Temodar	247	236	5%	92	80	15%	155	156	-
Pegintron	216	225	(4%)	29	39	(27%)	187	186	-
Clarinex / Aerius	174	213	(19%)	59	76	(22%)	115	137	(17%)
Claritin Rx	132	128	3%	—	—	—	132	128	3%
Follistim / Puregon	131	145	(10%)	43	44	(3%)	88	101	(13%)
Nuvaring	115	96	19%	72	54	34%	43	42	1%
Avelox	109	142	(23%)	109	142	(23%)	—	—	-
Integrilin	76	74	3%	71	69	4%	5	5	(9%)
Rebetol	66	59	12%	—	—	—	66	59	12%
Caelyx	61	74	(18%)	—	—	—	61	74	(18%)
Intron A	54	55	(3%)	27	27	(2%)	27	28	(4%)
Proventil / Albuterol Cfc	54	50	7%	54	50	7%	—	—	-
Remeron	50	68	(26%)	2	4	(41%)	48	64	(25%)
Subutex / Suboxone	50	54	(7%)	—	—	—	50	54	(7%)
Asmanex	49	42	16%	46	39	18%	3	3	(14%)
Elocon	41	45	(8%)	—	—	—	41	45	(8%)
Cerazette	39	44	(10%)	—	—	—	39	44	(10%)
Noxafil	39	34	15%	11	9	20%	28	25	14%
Implanon	37	38	(2%)	13	11	14%	24	27	(9%)
Mercilon	35	43	(19%)	—	1	(100%)	35	42	(17%)
Livial	33	45	(26%)	—	—	—	33	45	(26%)
Zemuron	32	63	(49%)	7	34	(81%)	25	29	(12%)
Marvelon	31	37	(16%)	1	2	(37%)	30	35	(15%)
Foradil	23	25	(8%)	22	24	(8%)	1	1	14%
     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
PRESCRIPTION PHARMACEUTICALS (GLOBAL) SALES - KEY PRODUCT NET SALES
(Dollars in Millions)

	2009					2008
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	1st Qtr
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$	$	1st Qtr

Prescription Pharmaceuticals :	3,379					3,557	3,702	3,539	3,455	14,253	(5%)
Remicade	518					507	557	564	491	2,118	2%
Nasonex	306					307	311	258	280	1,155	—
Temodar	247					236	251	273	242	1,002	5%
Pegintron	216					225	229	235	225	914	(4%)
Clarinex / Aerius	174					213	240	176	160	790	(19%)
Claritin Rx	132					128	111	87	99	425	3%
Follistim / Puregon	131					145	162	142	127	577	(10%)
Nuvaring	115					96	116	118	110	440	19%
Avelox	109					142	67	65	102	376	(23%)
Integrilin	76					74	78	84	78	314	3%
Rebetol	66					59	70	63	67	260	12%
Caelyx	61					74	78	80	64	297	(18%)
Intron A	54					55	61	61	57	234	(3%)
Proventil / Albuterol Cfc	54					50	38	38	63	190	7%
Remeron	50					68	61	61	48	239	(26%)
Subutex / Suboxone	50					54	62	63	52	230	(7%)
Asmanex	49					42	48	40	49	180	16%
Elocon	41					45	47	45	39	176	(8%)
Cerazette	39					44	49	49	44	185	(10%)
Noxafil	39					34	38	40	38	149	15%
Implanon	37					38	44	37	32	151	(2%)
Mercilon	35					43	47	38	31	159	(19%)
Livial	33					45	50	48	40	183	(26%)
Zemuron	32					63	67	72	51	253	(49%)
Marvelon	31					37	40	37	33	147	(16%)
Foradil	23					25	25	25	27	102	(8%)

     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
PRESCRIPTION PHARMACEUTICALS (U.S.) SALES - KEY PRODUCT NET SALES
(Dollars in Millions)

	2009					2008
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	1st Qtr
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$		$1st Qtr

Total Prescription Pharmaceuticals (U.S.) :	951					975	926	932	981	3,812	(2%)

Nasonex	158					172	166	141	166	644	(8%)
Temodar	92					80	82	96	90	348	15%
Pegintron	29					39	40	40	34	153	(27%)
Clarinex / Aerius	59					76	79	71	68	295	(22%)
Follistim / Puregon	43					44	45	49	40	178	(3%)
Nuvaring	72					54	68	67	65	253	34%
Avelox	109					142	67	65	102	376	(23%)
Integrilin	71					69	73	78	73	292	4%
Intron A	27					27	29	30	32	118	(2%)
Proventil / Albuterol CFC	54					50	38	38	63	190	7%
Remeron	2					4	2	3	2	11	(41%)
Asmanex	46					39	45	38	46	169	18%
Noxafil	11					9	10	11	12	43	20%
Implanon	13					11	14	9	10	45	14%
Zemuron	7					34	33	38	20	125	(81%)
Marvelon	1					2	3	—	2	5	(37%)
Foradil	22					24	24	24	26	99	(8%)
     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
PRESCRIPTION PHARMACEUTICALS (INTERNATIONAL) SALES - KEY PRODUCT NET SALES
(Dollars in Millions)

	2009					2008
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	1st Qtr
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$		$1st Qtr

Total Prescription Pharmaceuticals (International) :	2,428					2,582	2,776	2,607	2,474	10,441	(6%)

Remicade	518					507	557	564	491	2,118	2%
Nasonex	148					135	145	117	114	511	10%
Temodar	155					156	169	177	152	654	—
PegIntron	187					186	189	195	191	761	—
Clarinex / Aerius	115					137	161	105	92	495	(17%)
Claritin Rx	132					128	111	87	99	425	3%
Follistim / Puregon	88					101	117	93	87	399	(13%)
Nuvaring	43					42	48	51	45	187	1%
Integrilin	5					5	5	6	5	22	(9%)
Rebetol	66					59	70	63	66	258	12%
Caelyx	61					74	78	80	64	297	(18%)
Intron A	27					28	32	31	25	116	(4%)
Remeron	48					64	59	58	46	228	(25%)
Subutex / Suboxone	50					54	62	63	52	230	(7%)
Asmanex	3					3	3	2	3	11	(14%)
Elocon	41					45	46	45	39	176	(8%)
Cerazette	39					44	49	49	44	185	(10%)
Noxafil	28					25	28	29	26	106	14%
Implanon	24					27	30	28	22	106	(9%)
Mercilon	35					42	46	38	31	159	(17%)
Livial	33					45	50	48	40	183	(26%)
Zemuron	25					29	34	34	31	128	(12%)
Marvelon	30					35	37	37	31	142	(15%)
Foradil	1					1	1	1	1	3	14%
     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
CONSUMER HEALTH CARE
NET SALES ANALYSIS
(Dollars in Millions)

	2009					2008
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	1st Qtr
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$		$1st Qtr

Consumer Health Care:	384					377	401	278	219	1,276	2%

OTC:	232					209	181	160	130	680	11%
OTC Claritin	149					139	120	92	55	405	8%
MiraLAX	37					26	28	31	30	115	43%
Other OTC	46					44	33	37	45	160	3%
Foot Care	73					85	105	96	71	357	(14%)
Sun Care	79					83	115	22	18	239	(5%)
     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
CONSOLIDATED OPERATIONS DATA
(Dollars in Millions)
(Unaudited)

	2009					2008
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year
	$	$	$	$	$	$	$	$	$	$

Geographic net sales

U.S.	1,450					1,453	1,434	1,350	1,320	5,556

Europe and Canada	1,946					2,235	2,449	2,207	2,009	8,903

Latin America	426					482	524	482	500	1,987

Asia Pacific 1/	571					487	514	537	519	2,056

Consolidated net sales	4,393					4,657	4,921	4,576	4,348	18,502

1/	The three months ended March 31 2009 and 2008 include $330 million and $221 million, respectively, of net sales in Japan.

	2009					2008
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year
	$	$	$	$	$	$	$	$	$	$

Other expense/(income), net
Interest income	(4)					(22)	(17)	(19)	(13)	(71)
Interest expense	109					138	140	136	122	536
Gain on sale of divestiture of certain Animal Health products	—					—	—	(160)	—	(160)
Foreign exchange (gains)/losses	(17)					(4)	11	4	37	47
Other (income)/expense (1)	—					(17)	—	—	—	(17)

Total — Other expense/(income), net	88					95	134	(39)	146	335

(1)	Other expense/(income) for the first quarter of 2008 reflects a $17 million gain on sale of a manufacturing plant.
     All figures rounded. Totals may not add due to rounding.

Janet Barth	908-298-7011
Joe Romanelli	908-298-7904

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net Income Available to Common Shareholders and Reported Diluted Earnings Per Share to As Reconciled Amounts for Net Income
Available to Common Shareholders and Diluted Earnings per Common Share
(Amount in Millions, except per share figures)
To supplement its consolidated financial statements presented in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP), Schering-Plough is providing the following supplemental financial information to reflect “As Reconciled” amounts related to Net income available to common shareholders and Diluted earnings per common share. “As Reconciled” amounts exclude the effects of purchase accounting adjustments, special, merger and acquisition-related items and other specified items.
“As Reconciled” amounts related to Net income available to common shareholders and Diluted earnings per common share are non-U.S. GAAP measures used by management in evaluating the performance of Schering-Plough’s overall business. The effects of purchase accounting adjustments, special, merger and acquisition-related items and other specified items have been excluded from Net income available to common shareholders and Diluted earnings per common share as management of Schering-Plough does not consider these items to be indicative of continuing operating results. Schering-Plough believes that these “As Reconciled” performance measures contribute to a more complete understanding by investors of the overall results of the company and enhances investor understanding of items that impact the comparability of results between fiscal periods. Net income available to common shareholders and Diluted earnings per common share, as reported, are required to be presented under U.S. GAAP.

	Three months ended March 31, 2009
	(unaudited)
			Special,
		Purchase	Merger and	Other	As
	As	Accounting	Acquisition-	Specified	Reconciled
	Reported	Adjustments	Related Items	Items	(1)

Net sales	$4,393	$—	$—	$—	$4,393
Cost of sales	1,399	(125)	(2)	—	1,272
Selling, general and administrative	1,493	(2)	—	—	1,491
Research and development	804	(2)	(2)	—	800
Other expense/(income), net	88	—	—	—	88
Special, merger and acquisition-related charges	75	—	(75)	—	—
Equity income	(400)	—	—	—	(400)

Income before income taxes	934	129	79	—	1,142
Income tax expense/(benefit)	129	(32)	(7)	—	168

Net income	$805	$97	$72	$—	$974

Preferred stock dividends	38	—	—	—	38

Net income available to common shareholders	$767	$97	$72	$—	$936

Diluted earnings per common share	$0.46				$0.56

Average shares outstanding — common and participating — diluted	1,739				1,739

(1)	“As Reconciled” to exclude purchase accounting adjustments, special, merger and acquisition-related items and other specified items.

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net Income Available to Common Shareholders and Reported Diluted Earnings Per Share to As Reconciled Amounts for Net Income
Available to Common Shareholders and Diluted Earnings per Common Share
(Amount in Millions, except per share figures)

	Three months ended March 31, 2008
	(unaudited)
		Purchase	Special and	Other
	As	Accounting	Acquisition-	Specified	As Reconciled
	Reported	Adjustments	Related Items	Items	(1)

Net sales	$4,657	$—	$—	$—	$4,657
Cost of sales	2,137	(688)	—	—	1,449
Selling, general and administrative	1,676	(1)	—	—	1,675
Research and development	880	(2)	—	—	878
Other expense, net	95	—	—	17	112
Special and acquisition-related charges	23	—	(23)	—	—
Equity income	(517)	—	—	—	(517)

Income before income taxes	363	691	23	(17)	1,060
Income tax expense/(benefit)	49	(114)	(2)	5	160

Net income	$314	$577	$21	$(12)	$900

Preferred stock dividends	38	—	—	—	38

Net income available to common shareholders	$276	$577	$21	$(12)	$862

Diluted earnings per common share	$0.17				$0.53

Average shares outstanding — common and participating — diluted	1,637				1,637

(1)	“As Reconciled” to exclude purchase accounting adjustments, special and acquisition-related items and other specified items.

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net Income Available to Common Shareholders and Reported Diluted Earnings Per Share to As Reconciled Amounts for Net Income
Available to Common Shareholders and Diluted Earnings per Common Share
(Amounts in millions)
“As Reconciled” amounts related to Net income available to common shareholders and diluted earnings per common share reflect the following adjustments:

	First Quarter
	(unaudited)
	2009	2008
Purchase accounting adjustments:
Amortization of intangibles in connection with the acquisition of Organon BioSciences (a)	$118	$132
Depreciation related to the fair value adjustment of fixed assets related to the acquisition of Organon BioSciences (b)	11	8
Charge related to the fair value adjustment to inventory related to the acquisition of Organon BioSciences (a)	—	551

Total purchase accounting adjustments, pre-tax	129	691
Income tax benefit	32	114

Total purchase accounting adjustments	$97	$577

Special, merger and acquisition-related items:
Special, merger and acquisition-related activities (a)/(d)/(e)	$79	$23

Total special, merger and acquisition-related items, pre-tax	79	23
Income tax benefit	7	2

Total acquisition-related items	$72	$21

Other specified items:
(Gain) on sale of manufacturing plant (c)	$—	$(17)

Total other specified items, pre-tax	—	(17)
Income tax expense	—	5

Total other specified items	$—	$(12)

Total purchase accounting adjustments, special, merger and acquisition-related items and other specified items	$169	$586

(a)	Included in cost of sales

(b)	Included in cost of sales, selling, general and administrative and research and development

(c)	Included in other expense/(income), net

(d)	Included in special, merger and acquisition-related charges

(e)	Included in research and development